PennantPark Floating Rate Capital Ltd. Schedules Earning Release of 2012 Fiscal Year Results

NEW YORK, NY -- (Marketwire - October 03, 2012) - PennantPark Floating Rate Capital Ltd. (the "Company") (NASDAQ: PFLT) announced today that it will report its results for the fiscal year ended September 30, 2012 on Wednesday, November 14, 2012 after the close of the financial markets.

The Company will also host a conference call at 11:00 a.m. (Eastern Time) on Thursday, November 15, 2012 to discuss its financial results. All interested parties are welcome to participate. You can access the conference call by dialing 888-437-9445 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2455. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through November 29, 2012 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #4565013.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

The Company is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. The Company is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
(212) 905-1000
www.pennantpark.com